UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 19, 2006


                     Medical Makeover Corporation of America
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             (Exact name of registrant as specified in its charter)



         Delaware                      000-11596                 20-0799349
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
   of  incorporation)                                       Identification No.)



500 Australian Ave., Suite 700, West Palm Beach, FL                     33401
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (561) 514-0196


                                       N/A
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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 8 - OTHER EVENTS


Item 8.01- Other Events

     Medical Makeover Corporation of America filed the attached press release on April 19, 2006.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 - Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      Exhibits


Exhibit Number   Description
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99.8     *     April 19, 2006 Press Release

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* Filed herewith




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                    Medical Makeover Corporation of America



     April 20, 2006      By:    /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: Director